UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2011

GOVERNMENT PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, MA	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

This Current Report on Form 8-K includes (i) the Statement of Revenues and Certain Operating Expenses of an office building located at One Georgia Center, Atlanta, Georgia, or One Georgia Center, for the six months ended June 30, 2011 (unaudited) and for the year ended December 31, 2010, pursuant to the requirements of Rule 3-14 of Regulation S-X, (ii) the Statement of Revenues and Certain Operating Expenses of three office buildings located at 6325 Digital Way, 6650 Telecom Drive and 6600 Telecom Drive, Indianapolis, Indiana, or Intech Park, for the six months ended June 30, 2011 (unaudited) and for the year ended December 31, 2010, pursuant to the requirements of Rule 3-14 of Regulation S-X, and (iii) unaudited pro forma financial statements for Government Properties Income Trust, or we or us, which includes One Georgia Center and Intech Park as well as other transactions we have completed since June 30, 2011 (balance sheet), and January 1, 2010 (statements of income).  These historical financial statements and unaudited pro forma financial statements are not necessarily indicative of the expected results of operations for any future period.  Differences could result from numerous factors, including future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received on leases in place or signed during and after 2011, and for other reasons. Consequently, actual future results are likely to be different than amounts presented in the unaudited pro forma financial statements related to these transactions and such differences could be significant.

Neither we nor our affiliates are related to the sellers of One Georgia Center or Intech Park.  The historical financial statements listed in Item 9.01(a) present the results of operations of One Georgia Center and Intech Park during periods prior to their acquisition by us and exclude, as permitted by Rule 3-14 of Regulation S-X, sources of revenue and expense which we expect may  not be comparable to the expected future operations by us.  In assessing One Georgia Center and Intech Park, we considered each property’s revenue sources, including those which have been affected, and are expected to be affected in the future, by factors including, but not limited to, demand, supply and competitive factors present in the local and national markets for government leased space and the ability of tenants to make payments when due. We also considered each property’s expenses including, but not limited to, utility costs, tax rates and other expenses, and the portion of such expenses which may be recovered from tenants. Changes in these factors or other factors described in the notes to the pro forma data provided below will cause future operating results to differ from the historical and pro forma operating results presented, but cannot be predicted at this time; however, after reasonable inquiry, we are not currently aware of any other material factors relating to the properties that would cause the financial information reported herein not to be indicative of future operating results.

(a) Financial Statements of Businesses Acquired.

Statement of Revenues and Certain Operating Expenses of One Georgia Center

Report of Independent Auditors	F-1
Statement of Revenues and Certain Operating Expenses	F-2
Notes to Statement of Revenues and Certain Operating Expenses	F-3

The historical financial statement listed above presents the results of operations of One Georgia Center during periods prior to its acquisition by us and exclude, as permitted by Rule 3-14 of Regulation S-X, items of revenue and expense which we expect may not be comparable to the expected future operation by us.

i

Statement of Revenues and Certain Operating Expenses of Intech Park

Report of Independent Auditors	F-5
Statement of Revenues and Certain Operating Expenses	F-6
Notes to Statement of Revenues and Certain Operating Expenses	F-7

The historical financial statement listed above presents the results of operations of Intech Park during periods prior to its acquisition by us and exclude, as permitted by Rule 3-14 of Regulation S-X, items of revenue and expense which we expect may not be comparable to the expected future operation by us.

(b) Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-9
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2011	F-10
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Six Months Ended June 30, 2011	F-11
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2010	F-12
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-13

(d) Exhibits.

23.1         Consent of Ernst & Young LLP. (Filed herewith.)

ii

Report of Independent Auditors

To the Board of Trustees

Government Properties Income Trust

We have audited the accompanying statement of revenues and certain operating expenses of One Georgia Center for the year ended December 31, 2010. This financial statement is the responsibility of One Georgia Center’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Government Properties Income Trust as described in Note 1, and is not intended to be a complete presentation of One Georgia Center’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of One Georgia Center for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
October 31, 2011

One Georgia Center

Statement of Revenues and Certain Operating Expenses

	For the six month period ended June 30, 2011	For the year ended December 31, 2010
	(unaudited)
Revenues:
Rental income	$3,835,944	$7,741,310

Certain operating expenses:
Real estate taxes	214,335	415,189
Utility expenses	557,003	1,298,847
Other operating expenses	937,574	1,968,098
	1,708,912	3,682,134
Revenues in excess of certain operating expenses	$2,127,032	$4,059,176

See accompanying notes.

One Georgia Center

Notes to Statement of Revenues and Certain Operating Expenses

Six month period ended June 30, 2011 (unaudited) and year ended

December 31, 2010

1.                                      General Information and Summary of Significant Accounting Policies

Prior to September 30, 2011, an unrelated third party, or the Seller, owned and operated an office building located at One Georgia Center, Atlanta, GA, or the Property.  On September 30, 2011, Government Properties Income Trust, or GOV, acquired the Property from the Seller and assumed management and ownership responsibilities.

The accompanying financial statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of GOV.  Accordingly, certain historical expenses that may not be comparable to the expenses expected to be incurred in the future have been excluded.  Excluded expenses consist of depreciation and amortization, interest expense and other costs not directly related to the future operations of the Property.

Use of Estimates — Preparation of this financial statement in conformity with U.S. generally accepted accounting principles requires the Seller’s management to make estimates and assumptions that may affect the amounts reported in this financial statement and accompanying notes.  Actual results could differ from those estimates.

Rental Revenues — Tenant leases are accounted for as operating leases.  Rental income is recognized on a straight-line basis over the terms of the leases.  Straight-line rent adjustments included in rental income in the statement of revenues and certain operating expenses totaled $528,215 for the year ended December 31, 2010 and $233,088 for the six months ended June 30, 2011.

Reimbursements from Tenants — Reimbursements from tenants of operating expenses and real estate taxes are recognized when they become billable to the tenants.

Repairs and Maintenance — Expenditures for repairs and maintenance are expensed as incurred.

One Georgia Center

Notes to Statement of Revenues and Certain Operating Expenses (continued)

Six month period ended June 30, 2011 (unaudited) and year ended

December 31, 2010

2.                                      Leases

The Seller has entered into operating leases at the Property as lessor. These leases were assumed by GOV when the Property was acquired. Minimum future rentals due under the leases in effect at December 31, 2010, are summarized as follows:

Year

2011	$6,228,051
2012	6,441,460
2013	6,202,644
2014	6,024,688
2015	6,053,693
Thereafter	21,613,731
$52,564,267

The leases are generally for terms greater than one year and for no more than eight years and generally provide for operating expense and real estate tax escalations. Three of the leases provide the tenant with a right of termination beginning in 2011, 2013 and 2013, prior to the scheduled expiration of the leases in 2014, 2018 and 2019, respectively.

As of December 31, 2010 and June 30, 2011, a single tenant, the Georgia Building Authority, provided approximately 79.9% and 79.3%, respectively, of the rental income.

Report of Independent Auditors

To the Board of Trustees

Government Properties Income Trust

We have audited the accompanying statement of revenues and certain operating expenses of Intech Park for the year ended December 31, 2010. This financial statement is the responsibility of Intech Park’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Government Properties Income Trust as described in Note 1, and is not intended to be a complete presentation of Intech Park’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of Intech Park for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
October 31, 2011

Intech Park

Statement of Revenues and Certain Operating Expenses

	For the six month period ended June 30, 2011	For the year ended December 31, 2010
	(unaudited)
Revenues:
Rental income	$4,786,046	$9,560,083

Certain operating expenses:
Real estate taxes	425,345	806,258
Utility expenses	377,599	789,863
Other operating expenses	997,240	1,882,298
	1,800,184	3,478,419
Revenues in excess of certain operating expenses	$2,985,862	$6,081,664

See accompanying notes.

Intech Park

Notes to Statement of Revenues and Certain Operating Expenses

Six month period ended June 30, 2011 (unaudited) and year ended

December 31, 2010

1.                                      General Information and Summary of Significant Accounting Policies

Prior to October 14, 2011, Romanek Indianapolis, LLC, a Delaware limited liability company, and Intech Partners Three, LLC, an Indiana limited liability company, or the Sellers, owned and operated three office buildings located at 6325 Digital Way, 6650 Telecom Drive and 6600 Telecom Drive located in Indianapolis, IN, or the Properties.  On October 14, 2011, Government Properties Income Trust, or GOV, acquired the Properties from the Sellers and assumed management and ownership responsibilities.

The accompanying financial statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of GOV.  Accordingly, certain historical expenses that may not be comparable to the expenses expected to be incurred in the future have been excluded.  Excluded expenses consist of depreciation and amortization, interest expense and other costs not directly related to the future operations of the Properties.

Use of Estimates — Preparation of this financial statement in conformity with U.S. generally accepted accounting principles requires the Sellers’ management to make estimates and assumptions that may affect the amounts reported in this financial statement and accompanying notes.  Actual results could differ from those estimates.

Rental Revenues — Tenant leases are accounted for as operating leases.  Rental income is recognized on a straight-line basis over the terms of the leases.  Straight-line rent adjustments included in rental income in the statement of revenues and certain operating expenses totaled $293,724 for the year ended December 31, 2010 and $36,843 for the six months ended June 30, 2011.

Reimbursements from Tenants — Reimbursements from tenants of operating expenses and real estate taxes are recognized when they become billable to the tenants.

Repairs and Maintenance — Expenditures for repairs and maintenance are expensed as incurred.

Intech Park

Notes to Statement of Revenues and Certain Operating Expenses (continued)

Six month period ended June 30, 2011 (unaudited) and year ended

December 31, 2010

2.                                      Leases

The Sellers have entered into operating leases at the Properties as lessors. These leases were assumed by GOV when the Properties were acquired. Minimum future rentals due under the leases in effect at December 31, 2010, are summarized as follows:

Year

2011	$9,429,943
2012	9,430,944
2013	9,015,069
2014	8,082,161
2015	7,804,106
Thereafter	30,714,475
$74,476,698

The leases are generally for terms greater than one year and for no more than ten years and generally provide for operating expense and real estate tax escalations. Two of the leases provide the tenant with a right of termination beginning in 2017 and 2018, prior to the scheduled expiration of the leases in 2020.

As of December 31, 2010 and June 30, 2011, a single tenant, the U.S. Government, provided approximately 65.1% and 64.0%, respectively, of the rental income.

GOVERNMENT PROPERTIES INCOME TRUST

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2011 reflects the financial position of Government Properties Income Trust, or we, us or our, as if the transactions described in the notes to the unaudited pro forma condensed consolidated financial statements were completed as of June 30, 2011.  The unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2011, and for the year ended December 31, 2010, present the results of our operations as if the transactions described in the notes to the unaudited pro forma condensed consolidated statements of income were completed on January 1, 2010.  These unaudited pro forma condensed consolidated financial statements should be read in connection with our financial statements for the six months ended June 30, 2011, included in our Quarterly Report on Form 10-Q filed on August 2, 2011 with the Securities and Exchange Commission, or the SEC, our financial statements for the year ended December 31, 2010, included in our Annual Report on Form 10-K filed on February 25, 2011 with the SEC, and the financial statements included in Item 9.01(a) of this Current Report on Form 8-K.

These unaudited pro forma condensed consolidated financial statements are provided for informational purposes only.  Upon completion of the long term financing of these acquisitions, our financial position and results of operations may be significantly different than what is presented in these unaudited pro forma condensed consolidated financial statements.  In the opinion of management, all adjustments necessary to reflect the effects of the transactions described in the notes to the unaudited pro forma condensed consolidated financial statements have been included.

The allocation of the purchase prices of our 2011 acquisitions described in the notes to the unaudited pro forma condensed consolidated financial statements and reflected in these unaudited pro forma condensed consolidated financial statements is based upon preliminary estimates of the fair values of assets acquired and liabilities assumed.  Consequently, amounts preliminarily allocated to assets acquired and liabilities assumed could change significantly from those used in the unaudited pro forma condensed consolidated financial statements.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of our financial position or our results of operations for any future period. Differences could result from numerous factors, including future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received on leases in place or signed during and after 2011, and for other reasons. Consequently, actual future results are likely to be different from amounts presented in the unaudited pro forma condensed consolidated financial statements and such differences could be significant.

Government Properties Income Trust

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2011

(dollars in thousands, except per share amounts)

	Historical	Acquisitions Since June 30, 2011	Pro
	(A)	(B)	Forma
ASSETS
Real estate properties	$1,179,797	$149,385	$1,329,182
Accumulated depreciation	(143,335)	—	(143,335)
	1,036,462	149,385	1,185,847
Acquired real estate leases, net	80,075	40,383	120,458
Cash and cash equivalents	1,081	—	1,081
Restricted cash	1,593	—	1,593
Rents receivable	21,200	—	21,200
Deferred leasing costs, net	976	—	976
Deferred financing costs, net	2,971	150	3,121
Other assets, net	18,376	—	18,376
	$1,162,734	$189,918	$1,352,652

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$338,000	$138,305	$476,305
Mortgage notes payable	45,898	52,600	98,498
Accounts payable and accrued expenses	17,885	—	17,885
Due to related persons	3,060	—	3,060
Assumed real estate lease obligations, net	12,626	113	12,739
Shareholders’ equity	745,265	(1,100)	744,165
	$1,162,734	$189,918	$1,352,652

Government Properties Income Trust

Unaudited Pro Forma Condensed Consolidated Statement of Income

For the Six Months Ended June 30, 2011

(dollars in thousands, except per share amounts)

	Historical (A)	2011 Acquisitions Prior to June 30, 2011 (C)	Acquisitions Since June 30, 2011 (D)	Pro Forma Adjustments		Pro Forma

Rental Income	$80,999	$8,092	$10,716	$502	(E)	$100,309

Expenses:
Real estate taxes	9,094	752	928	—		10,774
Utility expenses	7,047	589	1,222	—		8,858
Other operating expenses	13,845	943	2,628	(49	)(F)	17,367
Depreciation and amortization	17,483	—	—	5,759	(G)	23,242
Acquisition related costs	1,838	—	—	(1,838	)(H)	—
General and administrative	4,909	—	—	872	(I)	5,781
	54,216	2,284	4,778	4,744		66,022

Operating income	26,783	5,808	5,938	(4,242)		34,287

Interest and other income	35	—	—	—		35
Interest expense	(5,613)	—	(1,071)	(3,141	)(J)	(9,825)
Equity in earnings of an investee	83	—	—	—		83
Income before income tax expense	21,288	5,808	4,867	(7,383)		24,580
Income tax expense	(102)	—	—	—		(102)

Net income	$21,186	$5,808	$4,867	$(7,383)		$24,478

Weighted average shares outstanding	40,506					40,506
Earnings per share
Net Income	$0.52					$0.60

Government Properties Income Trust

Unaudited Pro Forma Condensed Consolidated Statement of Income

For the Year Ended December 31, 2010

(dollars in thousands, except per share amounts)

	Historical (A)	2010 Acquisitions (K)	2011 Acquisitions (L)	Pro Forma Adjustments		Pro Forma

Rental Income	$116,768	$38,108	$45,531	$560	(M)	$200,967

Expenses:
Real estate taxes	12,177	4,281	3,873	—		20,331
Utility expenses	9,064	4,792	4,326	—		18,182
Other operating expenses	19,486	7,338	8,112	(105	)(N)	34,831
Depreciation and amortization	24,239	—	—	22,861	(O)	47,100
Acquisition related costs	5,750	—	—	2,938	(P)	8,688
General and administrative	7,055	—	—	3,308	(Q)	10,363
	77,771	16,411	16,311	29,002		139,495

Operating income	38,997	21,697	29,220	(28,442)		61,472

Interest and other income	103	—	—	—		103
Interest expense	(7,351)	(813)	(2,192)	(15,742	)(R)	(26,098)
Loss on extinguishment of debt	(3,786)	—	—	—		(3,786)
Equity in earnings of an investee	(1)	—	—	—		(1)
Income before income tax expense	27,962	20,884	27,028	(44,184)		31,690
Income tax expense	(167)	—	—	—		(167)

Net income	$27,795	$20,884	$27,028	$(44,184)		$31,523

Weighted average shares outstanding	34,341			6,121	(S)	40,462
Earnings per share
Net Income	$0.81					$0.78

Government Properties Income Trust

Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements

 (dollars in thousands, except per share amounts)

Basis of Presentation

(A)                              We were organized as a Maryland real estate investment trust on February 17, 2009, and closed our initial public offering June 8, 2009.  As of June 30, 2011, we owned 64 properties with a total of approximately 7.6 million rentable square feet.  The historical consolidated financial statements include our accounts and the accounts of our subsidiaries.  All intercompany transactions and balances have been eliminated.

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

(B)                                Represents the effect of the August 2011 acquisition of a property located in Holtsville, NY, the September 2011 acquisition of a property located in Sacramento, CA, the September 2011 acquisition of a property located in Atlanta, GA, and the October 2011 acquisition of three properties located in Indianapolis, IN.  We financed these acquisitions with borrowings under our $500,000 unsecured revolving credit facility and the assumption of $49,395 of mortgage debt.  The aggregate purchase price for these acquisitions was $186,450, including the assumption of $49,395 of mortgage debt and excluding $1,100 of estimated acquisition costs that were expensed.  We estimate the value of the real estate properties to be $149,385, the premium on the mortgage debt assumed to be $3,205 and the value of the acquired real estate leases, net, to be $40,270.  The value assigned to the assets acquired and liabilities assumed are estimated and the final amounts may differ.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Six Months Ended June 30, 2011

(C)                                Represents the revenues and operating expenses of the properties we acquired in seven acquisitions for an aggregate purchase price of $226,700, excluding acquisition costs, during the six months ended June 30, 2011 for the period from January 1, 2011 to the respective dates of acquisition.  Real estate taxes, utility expenses and certain other operating expenses are based upon actual historical expenses at each property.

(D)                               Represents the revenues and operating expenses for the six months ended June 30, 2011 of the properties described in Note (B) above.  Real estate taxes, utility expenses and certain other operating expenses are based upon actual historical expenses at each property.

(E)                                 Represents the effect on rental income for the six months ended June 30, 2011 of the acquisitions described in Note (B) and the effect on rental income from January 1, 2011 through the respective dates of acquisition of the acquisitions described in Note (C), the non-cash straight line rent adjustments and the non-cash amortization of above and below market leases.  We amortize capitalized above market lease values and below market lease values as a reduction or increase, respectively, to rental income over the remaining terms of the leases.  The additional rental income is as follows:

Non-cash, straight line rent adjustments as if the acquisitions described in Notes (B) and (C) occurred on January 1, 2010	$1,679
Non-cash, net above and below market lease amortization	(1,177)
Total	$502

(F)                                 Represents the effect on other operating expenses for the six months ended June 30, 2011 of the acquisitions described in Note (B) and the effect on other operating expenses from January 1, 2011 through the respective dates of acquisition of the acquisitions described in Note (C), based upon our contractual obligations under our property management agreement with Reit Management & Research LLC, or RMR.

(G)                                Represents the effect on depreciation expense for the six months ended June 30, 2011 of the acquisitions described in Note (B) and the effect on depreciation expense from January 1, 2011 through the respective dates of acquisition for the acquisitions described in Note (C).

(H)                               Adjusts acquisition costs as if the acquisitions described in Notes (B) and (C) occurred prior to January 1, 2011.

(I)                                    Represents the effect on general and administrative expenses, based upon our contractual obligations under our business management agreement with RMR, for the six months ended June 30, 2011 of the acquisitions described in Note (B) and for the period from January 1, 2011 through the respective dates of acquisition of the acquisitions described in Note (C).

(J)                                   Adjusts interest expense for a $3,485 increase in our interest expense due to pro forma acquisition borrowings of $476,305 as of June 30, 2011 under our revolving credit facility, at our weighted average interest rate for the six months ended June 30, 2011 of 2.33%, a $362 decrease in our interest expense related to amortization of the estimated premium on the mortgage debt assumed in connection with one of the acquisitions described in Note (A), plus the amortization of the related deferred financing fees of $36.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2010

(K)                               Represents the revenues and operating expenses of the properties we acquired in 22 acquisitions for an aggregate purchase price of $434,410, excluding acquisition costs and including the assumption of debt, during the year ended December 31, 2010 for the period from January 1, 2010 to the respective dates of acquisition.  Real estate taxes, utility expenses and certain other operating expenses are based upon actual historical expenses at each property.

(L)                                 Represents the revenues and operating expenses for the year ended December 31, 2010 of the properties acquired subsequent to January 1, 2011 described in Notes (B) and (C).  Real estate taxes, utility expenses and certain other operating expenses are based upon actual historical expenses at each property.

(M)                            Represents the effect on rental income for the year ended December 31, 2010 of the acquisitions described in Notes (B) and (C), and the effect on rental income from January 1, 2010 through the respective dates of acquisition for the acquisitions described in Note (K), non-cash straight line rent adjustments and the non-cash amortization of above and below market leases.  We amortize capitalized above market lease values and below market lease values as a reduction or increase, respectively, to rental income over the remaining terms of the leases.  The additional rental income is as follows:

Non-cash, straight line rent adjustments as if the acquisitions described in Notes (B), (C) and (J) occurred on January 1, 2010	$2,676
Non-cash, net above and below market lease amortization	(2,116)
Total	$560

(N)                               Represents the effect on other operating expenses for the year ended December 31, 2010 of the acquisitions described in Notes (B) and (C), and the effect on other operating expenses from January 1, 2010 through the respective dates of acquisition of the acquisitions described in Note (K), based upon our contractual obligations under our property management agreement with RMR.

(O)                               Represents the effect on depreciation expense for the year ended December 31, 2010 of the acquisitions described in Notes (B) and (C), and the effect on depreciation expense from January 1, 2010 through the respective dates of acquisition for the acquisitions described in Note (K).

(P)                                 Adjusts acquisition costs as if the acquisitions described in Notes (B), (C) and (K) above occurred on January 1, 2010.

(Q)                               Represents the effect on general and administrative expenses, based upon our contractual obligations under our business management agreement with RMR, for the year ended December 31, 2010 of the acquisitions described in Notes (B) and (C), and for the period from January 1, 2010 through the respective dates of acquisition of the acquisitions described in Note (K).

(R)                                Adjusts interest expense for a $21,935 increase in our interest expense due to pro forma acquisition borrowings of $476,305 as of January 1, 2010 under our revolving credit facility, at our weighted average interest rate for the year ended December 31, 2010 of 3.72%, a $787 decrease in our interest expense related to amortization of the estimated premium on the mortgage debt assumed in connection with one of the acquisitions described in Note (A), plus the amortization of the related deferred financing fees of $50, offset by pro forma interest savings of $5,456 assuming that the public offerings of our common shares completed in January and August 2010 had occurred as of January 1, 2010.

(S)                                 Adjusts our weighted average common shares outstanding as if the shares we sold in the public offerings of our common shares completed in January and August 2010 were outstanding as of January 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST

By:	/s/ Mark L. Kleifges
Name:	Mark L. Kleifges
Title:	Treasurer and Chief Financial Officer

Dated:  October 31, 2011